Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Information Systems Associates, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof, I, Joseph Coschera, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Coschera Joseph Coschera Chief Executive Officer (Principal Executive Officer)

Dated: May 15, 2013

In connection with the quarterly report of Information Systems Associates, Inc. (the “Company”) on Form 10-K for the quarter ending March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof, I, Jacquelyn B. Bolles, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jacquelyn B. Bolles
Jacquelyn B. Bolles Chief Financial Officer (Principal Financial Officer)

Dated: May 15, 2013